

SilverBow Resources Corporate Presentation

March 2020

SilverBow RESOURCES®

Forward-Looking Statements







THE MATERIAL INCLUDED herein which is not historical fact constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These opinions, forecasts, scenarios and projections relate to, among other things, estimates of future commodity prices and operating and capital costs, capital expenditures, levels and costs of drilling activity, estimated production rates or forecasts of growth thereof, hydrocarbon reserve quantities and values, potential oil and gas reserves expressed as "EURs," assumptions as to future hydrocarbon prices, liquidity, cash flows, operating results, availability of capital, internal rates of return, net asset values, drilling schedules and potential growth rates of reserves and production, all of which are forward-looking statements. These forward-looking statements are generally accompanied by words such as "estimated," "projected," "potential," "anticipated," "forecasted" or other words that convey the uncertainty of future events or outcomes. Although the Company believes that such forward-looking statements are reasonable, the matters addressed represent management's expectations or beliefs concerning future events, and it is possible that the results described in this presentation will not be achieved. These forward-looking statements are subject to a number of risks and uncertainties, many of which are beyond our control, which could cause actual results to differ materially from the results discussed in the forward-looking statements, including among other things: oil and natural gas price levels and volatility, our ability to satisfy our short- or long-term liquidity needs; our ability to execute our business strategy, including the success of our drilling and development efforts; timing, cost and amount of future production of oil and natural gas; and other factors discussed in the Company's reports filed with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2019. The Company can give no assurance that estimates and projections contained in such statements will prove to have been correct. This presentation references non-GAAP financial measures. Please see the Appendix to this presentation for definitions and reconciliations to the most directly comparable GAAP measure.

CAUTIONARY NOTE Regarding Potential Reserves Disclosures – Current SEC rules regarding oil and gas reserve information allow oil and gas companies to disclose proved reserves, and optionally probable and possible reserves that meet the SEC's definitions of such terms. In this presentation, we refer to estimates of resource "potential" or "EUR" (estimated ultimate recovery quantities) or "IP" (initial production rates) other descriptions of volumes potentially recoverable, which in addition to reserves generally classifiable as probable and possible include estimates of reserves that do not rise to the standards for possible reserves, and which SEC guidelines strictly prohibit us from including in filings with the SEC. These estimates are by their nature more speculative than estimates of proved reserves and are subject to greater uncertainties, and accordingly the likelihood of recovering those reserves is subject to substantially greater risk.

THIS PRESENTATION has been prepared by the Company and includes market data and other statistical information from sources believed by it to be reliable, including independent industry publications, government publications or other published independent sources. Some data is also based on the Company's good faith estimates, which is derived from its review of internal sources as well as the independent sources described above. Although the Company believes these sources are reliable, it has not independently verified the information and cannot guarantee its accuracy and completeness.

THIS PRESENTATION includes information regarding our current drilling and completion costs and historical cost reductions. Future costs may be adversely impacted by increases in oil and gas prices which results in increased activity.

THIS PRESENTATION includes information regarding our PV-10 as of 12/31/19. PV-10 represents the present value, discounted at 10% per year, of estimated future net cash flows. The Company's calculation of PV-10 using SEC prices herein differs from the standardized measure of discounted future net cash flows determined in accordance with the rules and regulations of the SEC in that it is calculated before income taxes rather than after income taxes using the average price during the 12-month period, determined as an unweighted average of the first-day-of-the-month price for each month. The Company's calculation of PV-10 using SEC prices should not be considered as an alternative to the standardized measure of discounted future net cash flows determined in accordance with the rules and regulations of the SEC. Please see the Appendix to this presentation for a reconciliation of PV-10 to Standardized Measure.

SilverBow RESOURCES®

SilverBow Investment Highlights

Pure Play Eagle Ford E&P	Established operator with deep technical experience and in-basin knowledge
Balanced Commodity Mix	Growth in liquids inventory provides optionality in capital allocation based on prevailing prices
Exposure to Premium Markets	Competitive advantage from exposure to premium Gulf Coast pricing
Focus on Costs & Margins	Peer-leading cost structure with relentless focus on margins and capital efficiency
Returns Driven	Maximize return on capital investments through repeat execution and financial discipline

Unique upstream investment opportunity with a focus on long-term shareholder value

Company Overview

SilverBow RESOURCES®

Strategic Aim
Targeted Results

SilverBow is an independent oil and gas company with operations across ~118,000 net acres spanning all commodity phase windows of the Eagle Ford Shale in South Texas


Dimmit
La Salle
Mc Mullen
Live Oak
Webb
Legend
SilverBow Acreage

Corporate Profile

- **DISCIPLINE** Ability to allocate capital across a diversified commodity base
- **EXECUTION** Consistently strong production and sustained Adjusted EBITDA growth
- **PRICING** Infrastructure proximity to premium Gulf Coast markets
- **EFFICIENCY** Focus on reducing costs to maximize margins and returns
- **FLEXIBILITY** Balance sheet provides financial and operational flexibility
- **LEADERSHIP** Proven management team with substantial experience in the play

Driving shareholder value and growth through an increasingly liquids levered portfolio and a conscious approach to reducing costs at all operational levels

Peer Ranking: Premiere SMID Cap E&P Company

SBOW
LISTED
NYSE

RETURNS & MARGINS

#1
LTM Adjusted EBITDA Margin

#2
3-Year Avg. ROCE

A value-focused company, demonstrating one of the highest peer margins and a robust return on capital

COST STRUCTURE

#2
Cash G&A Expense

#1
All-in Cash Operating Costs

Peer-leader in corporate overhead, committed to reducing operating costs across all aspects of the business

GROWTH

#2
Production

#2
Proved Reserves

Continue to grow production volumes, and subsequently, Adjusted EBITDA, organically as percentage of liquids mix increases

EXPANSION

#2
Undeveloped Reserves

#4
Full-Cycle Breakeven Cost

Focusing on highest return opportunities keeping breakeven costs low and expanding a balanced portfolio of opportunities

SBOW stands out among its SMID cap peers across a wide range of metrics

Note: Metrics as of 3Q19 unless otherwise noted. 17 peers based on public, U.S. onshore E&P companies with < $1.0 BN enterprise value
Peers include AMPY, AREX, AXAS, BCEI, CHAP, EPM, ESTE, GDP, LLEX, LONE, MCF, MR, PVAC, REI, ROSE, SD, SNDE

ESG: At the Core of Our Business

Environmental

SilverBow is committed to reducing environmental impact through sustainable operations

- Maintains a zero routine flaring goal
- Owns no disposal wells or waterflood areas
- Utilizes green flowbacks to limit gas flaring

Social

SilverBow incentivizes workforce through cultural values, transparency and rewarding performance

- Quarterly awards & incentives for 'MVP' employees
- Committed to the community, including employee volunteer days, feeding the hungry, serving the military and supporting education
- Employees empowered in decision making

Governance

SilverBow aligns executive compensation with the creation of shareholder value

- 6 out of 7 Directors are Independent, incl. Chairman
- Annual Say-On-Pay Vote and Independent Compensation Consultant
- Annual compliance commitment by all Directors, Officers and employees

Safety

SilverBow endeavors to maintain a safe and incident free workplace

- 700+ days since last Company-wide lost time incident
- Safety is a top priority; 2019 TRIR(1) of 0.23
- Management and employee bonuses tied to safety metrics

We Care About Our Community

SilverBow Resources Cares

SilverBow takes pride in serving the community around us and is committed to being an impactful corporate citizen



(1) Total Recordable Incident Rate (TRIR) is total number of recordable incidents x 200,000 divided by total man hours worked

4Q19: Execution is Driving Value

SBOW LISTED NYSE

4Q19 HIGHLIGHTS

Free cash flow generation	*Cash flow neutral for 2H19*
Oil production of 4,760 Bbls/d	*>100% growth YoY*
Exceeded total production guidance	*~3% growth YoY*
Adjusted EBITDA of $57.6 million	*~2% growth YoY*
Liquids comprised 25% of total production	*9% higher liquids mix YoY*
Six-well super pad completed ahead of schedule & budget	*Peak production pad rate of ~100 MMcf/d gross*

Execution across the portfolio continues to drive value

SBOW LISTED NYSE

FY19: Outperforming Expectations

	Key Objectives	Key Highlights		
Free Cash Flow Generation	▪ Expand Adjusted EBITDA margin with disciplined approach to production growth ▪ Free cash flow neutrality in 2H19 ▪ Target FY19 production growth >25%	**74%** Adjusted EBITDA margin, up from 71% FY18	**FCF** Neutral Achieved 2H19	**+80%** Increase in liquids production YoY
Corporate Efficiency	▪ All-in cash OPEX <$1.00/Mcfe ▪ Optimize completions and production techniques / debundle services ▪ Reduce cycle times	**$0.96** Per Mcfe all-in cash OPEX(1) for FY19	**-26%** Decrease in completion costs YoY	**-39%** Decrease in spud to sales days YoY
Portfolio Expansion	▪ Continue low-cost drilling on core acreage ▪ Increase liquids production as a percentage of overall portfolio ▪ Opportunistically acquire and/or lease acreage at attractive full cycle economics	**+32%** Increase in lateral feet drilled per day YoY	**~16k** Net acres added in volatile oil window	**La Mesa** 6-well super pad achieved first production
Balance Sheet Strength	▪ Total Debt / Adjusted EBITDA <2.25x ▪ Fully funded capital program of $255-$260 million; No near-term maturities ▪ Continue active hedging program	**2.06x** Total Debt / LTM Adjusted EBITDA(2)	**$400MM** Borrowing Base & $122MM of liquidity(3)	**85%** FY20 oil hedged at $55.26/Bbl

Note: Refer to Appendix for calculation of Adjusted EBITDA Margin and Free Cash Flow

(1) All-in operating expenses comprised of lease operating expenses, cash general and administrative expenses, transportation and processing expenses and production taxes

(2) Last 12 months as of 12/31/19

(3) Cash and credit facility borrowings outstanding as of 12/31/19

Operational Evolution Through a Volatile Environment

Since inception, SBOW has maintained a successful, consistent track record of both strategic A&D and organic growth within the Eagle Ford

Lake Washington

Strategic sale of East Louisiana field to focus on Eagle Ford

Gas Acreage Expansion

Acquired assets across basin, growing Eagle Ford position by adding 35,000+ net acres

DVO

Acquired oil acreage in Dimmit County, initiated focus into liquids-rich window

Liquids Leverage

Focusing portfolio growth to higher return commodity

2016 | 2017 | 2018 | 2019 | 2020

Olmos

Sale of South Texas assets for $35MM

Liquids Acq.

Acquired oil assets close to existing SBOW liquids position

La Mesa

Farm-in opportunity, lease to sales in only 190 days, 123 Bcf reserves in place

2020 Production

Targeting peak rate of 10,000 Bbls/d of net oil production

Today, SBOW continues to demonstrate its ability to target the most impactful resources by levering its asset portfolio towards higher-value, liquids assets

2020: Looking Ahead & Key Objectives

SBOW LISTED NYSE

Key Objectives

1. Target 30%-40% rate of return from 2020 drilling program. Prove up, grow inventory and increase oil production by ~70%
2. Maintain ROCE of 15% or greater. Continue to drive cycle times and D&C costs lower
3. Adjust drill schedule efficiently in response to prices. Prioritize FCF towards debt reduction

1	2	3
Focus *on highest return liquids projects*	***Drive*** *peer-leading returns and capital efficiency*	***Protect*** *liquidity and maintain flexible capex allocation*

1Q20 Preview

OPERATIONS
Completing eight liquids wells

CAPEX
Front load FY capex to increase oil PDP, create optionality toward YE

FCF
Expected to mirror 2019 from a timing perspective

Preliminary FY20

OPERATIONS
~70%+ oil production growth

Recycle Ratio >2.0x

CAPEX
Capex reduction ~30% YoY

100% D&C allocated to liquids locations

FCF
Adjusted EBITDA Margin ~75%

FCF generation & liquidity protection

Targeting free cash flow generation and higher returns while growing oil production

Note: Refer to Appendix for calculation of Free Cash Flow and Return on Capital Employed (ROCE)

2020: Budget & Production Summary

SBOW
LISTED
NYSE

Operations

1 Rig Eagle Ford Drilling Program

Focus on capital efficiencies delivers on long-term strategy

- ~90% of capital program allocated to D&C
  - Drill: 25 net wells
  - Complete: 27 net wells
- Focus solely on liquids development
- Continue improving cycle times for both drilling and completion activity
- Ability to adjust cadence of operations real time

Capital Budget

2020 Capital Budget of $175-$195 MM

Plan retains flexibility to reallocate capital accordingly as commodity prices shift

- DVO
- La Salle Condensate
- McMullen Oil
- Land
- Facilities, WO & Other


3%
9%
5%
13%
~90%
D&C
70%

Production

2020 Production of 215-228 MMcfe/d

(MMcfe/d)

Consistent production levels


234
231
231-238
215-228
4Q19
FY19
1Q20
FY20

2020 Oil Growth of ~70% YoY[(1)]

(MBbls/d)

Materially increasing oil production portion


4.8
4.4
4.6(1)
7.5(1)
4Q19
FY19
1Q20
FY20

100% of D&C budget is allocated towards liquids-weighted opportunities

Note: Other capital includes ~$4.1 million in capitalized G&A
(1) Based on midpoint of production guidance

SBOW LISTED NYSE

Diversifying Commodity Mix Enhances Value Proposition

Commentary

- Strategic focus on increasing liquids production
  - 16 net wells turned-in-line from existing liquids acreage in 2019
- Continuing to expand drilling inventory through organic leasing campaign
- Flexibility to deploy capital across a balanced inventory of oil and gas locations

Increasing liquids exposure, more specifically oil production, provides greater cash flow stability

Diversified Commodity Asset Base


35% Liquids Acreage
233 Gross Locations(1)
65% Gas Acreage
348 Gross Locations
Dimmit
La Salle
McMullen
Live Oak
Webb
Duval
Legend
SBOW 2019
SBOW 2018
Phase Windows
Black Oil
Volatile Oil
Condensate
Wet Gas
Dry Gas
0
12.5
25
50
Miles
N

(1) DVO locations based on ~120 acres per well

Growth in Liquids Production


(Bbls/d)
(MMcfe/d)
200% Increase in Liquids
15,000
12,000
9,000
6,000
3,000
0
250
220
190
160
130
100
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4
2017
2018
2019
Oil
NGL
Total

Revenue Split by Commodity


($MM)
~20% Increase in Liquids Mix
$100
$75
$50
$25
$0
60%
50%
40%
30%
20%
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4
2017
2018
2019
Liquids Revenue
Gas Revenue
% Revenue From Liquids

Near-term focus on liquids growth while building a well-balanced inventory to maintain optionality in a volatile commodity price environment

Eagle Ford: Premium Markets Driving Premium Margins

Regional Pricing Benefits

- 100% of oil and gas production receives premium Gulf Coast pricing
- Access to premium markets provides enhanced net-backs and pricing realizations
- Geographically advantaged differentials enhance low cost basis vs. peers
- Significant regional infrastructure presents no takeaway capacity concerns

Providing for Sources of Demand Growth

- Ideally located to meet growing demands via existing regional infrastructure
- Gulf Coast location provides export optionality



Petrochem. Complex
+0.5 Bcf/d
in 2019



LNG Exports
+4-5 Bcf/d
in 2019 & 2020



Mexico Exports
+1-3 Bcf/d
in 2019 & 2020

2019 Texas Gulf Coast Oil Differentials


Cushing (WTI)
Midland
Texas
LLS
Eagle Ford Shale
MEH


Differentials to WTI
-$5
$0
$5
$10
-$0.78
Midland
LLS
$5.70
MEH
$4.88

2019 Natural Gas Pricing & Differentials

Gulf Coast and HSC present best differentials to weather low natural gas price environment


Rockies
$2.15
($0.48)
Marcellus
$2.18
($0.45)
Panhandle
$2.04
($0.59)
$2.01
($0.62)
San Juan
Transco
$2.57
($0.06)
$0.84
($1.79)
HSC
Waha
$2.61
($0.02)
Henry Hub
$2.63
Legend
Price
Diff.

All crude oil production priced at Gulf Coast premiums with no takeaway constraints

Gulf Coast markets yielding $0.04/Mcf to $1.77/Mcf higher netbacks vs. others

Source: Platt's Inside GMR vs. Henry Hub information, EIA 2019 Annual Energy Outlook and J.P. Morgan

SBOW Realizes Premium Pricing vs. Peers

SBOW LISTED NYSE

Realized Oil Prices vs. Peers[1]



SBOW Average = $2.46 per Bbl Advantage
($/Bbl)
(% of WTI)
$75
$70
$65
$60
$55
$50
110%
100%
90%
80%
70%
60%
103%
101%
103%
104%
104%
103%
101%
1Q18
2Q18
3Q18
4Q18
1Q19
2Q19
3Q19
SBOW
Peers
SBOW Oil Price as % of WTI

Realized Gas Prices vs. Peers[1]



SBOW Average = $0.43 per Mcf Advantage
($/Mcf)
(% of HH)
$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
110%
100%
90%
80%
70%
60%
100%
105%
102%
105%
102%
101%
104%
1Q18
2Q18
3Q18
4Q18
1Q19
2Q19
3Q19
SBOW
Peers
SBOW Gas Price as % of HHub

SBOW consistently demonstrates stronger price realizations than its peers

Source: Company filings and press releases. Peers include: AXAS, CHK, EOG, LONE, MGY, MTDR, MUR, PVAC, SM, SNDE

(1) Difference in oil and natural gas price realizations between SBOW and peer average

Culture of Cost Reduction and Margin Expansion

RETURNS & MARGINS


Adjusted EBITDA Margin(1)
100%
80%
60%
40%
20%
0%
67%
65%
73%
75%
73%
74%
75%
74%
1Q18
2Q18
3Q18
4Q18
1Q19
2Q19
3Q19
4Q19
Adj. EBITDA Margin


ROCE(2)
25%
20%
15%
10%
5%
0%
21%
18%
18%
2017
2018
2019
ROCE

COST STRUCTURE


Cash G&A Expense
($MM)
($/Mcfe)
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
$4.2
$4.5
$3.9
$4.0
$4.6
$5.0
$4.5
$4.6
$0.29
$0.31
$0.22
$0.19
$0.24
$0.23
$0.20
$0.22
1Q18
2Q18
3Q18
4Q18
1Q19
2Q19
3Q19
4Q19
Cash G&A
$/Mcfe


All-in Cash Operating Costs
($/Mcfe)
$1.50
$1.20
$0.90
$0.60
$0.30
$0.00
$1.19
$1.12
$0.95
$0.93
$1.01
$0.95
$0.94
$0.94
1Q18
2Q18
3Q18
4Q18
1Q19
2Q19
3Q19
4Q19
LOE
T&P
Production Taxes
Cash G&A

Focused on lowering costs and expanding margins

(1) Adjusted EBITDA Margin = Adjusted EBITDA / (Oil and Gas Sales + Derivative Cash Settlements Collected or Paid). Refer to Appendix for calculation of Adjusted EBITDA Margin

(2) Return on Capital Employed (ROCE) = EBIT / Average Capital Employed. Refer to Appendix for calculation of ROCE

Proven Track Record of Growth & Expansion

GROWTH


Production
(MMcfe/d)
(% Liquids)
250
200
150
100
50
0
50%
40%
30%
20%
10%
0%
122
143
185
231
18%
17%
16%
24%
2016
2017
2018
2019
Actuals
% Liquids


Adjusted EBITDA
($MM)
($/Mcfe)
$250
$200
$150
$100
$50
$0
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$64
$122
$168
$233
$1.44
$2.33
$2.49
$2.76
2016
2017
2018
2019
Adj. EBITDA
$/Mcfe

EXPANSION


Inventory(1)
(Acres)
(Locations)
125,000
100,000
75,000
50,000
25,000
0
1,000
800
600
400
200
0
~65,000
~101,000
~100,000
~118,000
487
712
667
581
2016
2017
2018
2019
Net Acres
Drilling Locations


Reserves & PV-10(2)
(Bcfe)
($MM)
1,500
1,250
1,000
750
500
250
0
$1,500
$1,250
$1,000
$750
$500
$250
$0
744
1,024
1,345
1,420
$442
$805
$1,128
$976
2016
2017
2018
2019
Reserves
PV-10

Building value across the organization

(1) Gross locations are operated lease acreage and classified as proven undeveloped, probable and contingent. Not all acreage may be prospective
(2) Reserves and PV-10 as of 12/31/19 using SEC pricing. Refer to Appendix for a reconciliation of PV-10 to Standardized Measure

Strong Well Results Across Acreage Position

SBOW
LISTED
NYSE

A **DVO** 15,895 net acres 100% W.I. Liquids (%): 78%	B **La Salle Condensate** 12,402 net acres (88% - 100%) W.I. Liquids (%): 57%	C **AWP** 36,435 net acres 100% W.I. Liquids (%): 55%

1 JRED
Single Well (DVO)
30-day rate: 586 Boe/d
81% Liquids

2 JRED
Single Well (DVO)
30-day rate: 534 Boe/d
84% Liquids

3 Briggs-Knolle
1 Well Pad (Artesia)
30-day rate: 796 Boe/d
73% Liquids

4 Briggs
3 Well Pad (Artesia)
30-day rate: 2,930 Boe/d
75% Liquids

5 Knolle
3 Well Pad (Artesia)
30-day rate: 3,452 Boe/d
61% Liquids



A
Dimmit
La Salle
B
C
F
Live Oak
McMullen
E
D
Duval
Webb
N
0
12.5
25
50
Miles
1
2
3
4
5
6
7
8
9
1

6 Evans
4 Well Pad (Artesia)
30-day rate: 3,340 Boe/d
51% Liquids

7 Hayes
2 Well Pad (AWP)
30-day rate: 2,560 Boe/d
85% Liquids

8 SMR
2 Well Pad (AWP)
30-day rate: 1,172 Boe/d
91% Liquids

9 SMR
2 Well Pad (AWP)
30-day rate: 1,850 Boe/d
95% Liquids

1 La Mesa
6 Well Pad (La Mesa)
30-day rate: 100 MMcf/d
100% Gas

D **Webb County Gas** 8,393 net acres (64% - 100%) W.I. Gas (%): 100%	E **Oro Grande** 27,085 net acres 100% W.I. Gas (%): 100%	F **Uno Mas** 17,047 net acres 100% W.I. Gas (%): 96%

Focused on creating value across the Western Eagle Ford

Note: Average working interest shown for each area

La Salle Condensate Area

Commentary

- Added 3 Briggs wells, 3 Knolle wells, 1 Briggs-Knolle well and 4 Evans wells in liquids-rich window in 2019
- Specific targeting of 30 foot brittle zone in LEF
- Increasing proppant loading while tailoring fluid systems to optimize SRV
- Managing pressure depletion and drawdown with well-specific choke management
- Added acreage in northern Artesia in higher oil yield area
- Several locations in SW Artesia to benefit from existing infrastructure thus reducing capex requirements

La Salle Condensate Area Wells


KNOLLE EF 1H
KNOLLE EF 2H
KNOLLE EF 3H
BRIGGS KNOLLE A 1H
BRIGGS EF 1H
BRIGGS EF 2H
BRIGGS EF 3H
West
East
N
0
1.75
3.5
7
Miles

West Oil Cumulative Production(1)


BRIGGS KNOLLE A 1H
KNOLLE EF 1H
KNOLLE EF 2H
KNOLLE EF 3H
Historical
Average Historical
Cumulative Oil Produced (Mbbl)
Days Online
+195%
+95%
0
20
40
60
80
100
0
60
120
180
240
300
360

East Oil Cumulative Production(1)


BRIGGS EF 1H
BRIGGS EF 2H
BRIGGS EF 3H
Historical
Average Historical
Cumulative Oil Produced (Mbbl)
Days Online
+215%
+160%
0
25
50
75
100
125
150
0
60
120
180
240
300
360

(1) Production normalized to 7,500'

McMullen Oil Area

Commentary

- Added 2 SMR wells and 2 Hayes wells in 2019
- Specific targeting of 30 foot brittle zone in LEF
- Successfully tested downspacing/stagger on SMR lease
- Recently added Kuykendall lease and will utilize lessons learned from surrounding area to increase location count
- Drilled 2 North AWP wells with over 10,300' of CLAT. Both were completed and put to sales in 1Q20
- Newer wells utilizing above techniques are demonstrating an estimated 25%-30% increase in EURs

McMullen Oil Area Wells


SMR EF 20H
SMR EF 21H
SMR EF 22H
SMR EF 23H
NBR EF 5H
NBR EF 6H
N
SMR
Hayes
North-AWP
Kuykendall
0
2.5
5
10
Miles

N-AWP Initial Oil Cumulative Production


NBR EF 5H
NBR EF 6H
Historical
Average Historical
Extended Lateral
+143%
+90%
Cumulative Oil Produced (Mbbl)
Days Online
0
2
4
6
8
10
12
14
16
18
20
0
5
10
15
20
25
30

SMR Oil Cumulative Production(1)


SMR EF 20H
SMR EF 21H
SMR EF 22H
SMR EF 23H
SMR Historical
Average Historical
+76%
Cumulative Oil Produced (Mbbl)
Days Online
0
50
100
150
200
250
0
60
120
180
240
300
360

(1) Production normalized to 7,500'

Expanding Liquids Footprint: Dimmit Volatile Oil

Rapidly Moving From Exploration to Development

- **Established Position:** Acquired ~16,000 net acres at low-cost entry point with >750 gross MMBbls of estimated oil in place across acreage
- **Delineation:** Drilled first two wells, each with IP-30 rates of ~550 Boe/d and greater than 80% liquids mix
- **Optimization:** 2020 planned wells located in deeper, higher pressure regions of the reservoir. Targeting well costs of less than $4 million
- **Development:** Opportunity to co-develop stacked pay zones and add to position over time

West Dimmit Leasehold Map


Dimmit
DVO
15,895 Net Acres
Maverick
Freedom
MURPHY
CHESAPEAKE
ENERGY
Protégé Energy III LLC
SANCHEZ
LONESTAR
SANCHEZ
CHESAPEAKE
ENERGY
0
5
10
20
Miles

Cross Section From Dimmit to La Salle


Dimmit
La Salle
Upper EF
Lower EF
Buda
GR
ILD(AO90)
PHIE(PIGE_QE)
ILD(RT)
PHIE
0.00
150
0.20
200
-300-
-200-
-100-
-000-
~200'
~130'

La Mesa: Case Study in Execution Excellence

Execution Highlights of Recent 6-Well Pad

Footage Drilled	*120,000+ ft*
Drilling Rate	*2,400 ft/day*
Proppant Pumped	*147 MM lbs*
Stages Completed	*300 stages*
Completion Rate	*18 stages/day*
Lease Signed to Wells Online	*190 days*
Spud to Wells Online	*97 days*
Gross Peak Pad Rate	*100 MMcf/d*

Co-Development Optimization


Legend
Lower EF
Upper EF
Fasken
LEF-UEF
440'
La Mesa
LEF-LEF
880'
440'
210'
440'
210'
440'
210'
440'
210'
440'
210'
440'

Dual Frac Fleet Completion



Operational Execution – Drilling Metrics

Drilling Cost Efficiencies

Cost per Lateral Ft. (1)


$362
$275
2018
2019

Drilling Faster

Lateral Ft Drilled per Day (2)


537
709
2018
2019

Decrease in Drill Costs (2019 / 2018)	-24%
Increase in Lateral Feet Drilled per Day (2019 / 2018)	+32%

Note: For each time period, includes all wells whose rig release occurred during that quarter or year (as appropriate)
(1) Cost to drill per day, from spud to rig release
(2) Total lateral drilled per day, spud to rig release

Operational Execution – Completion Metrics

SBOW LISTED NYSE

Completion Cost Efficiencies
Completion Costs ($MM) (1)


$5.1
$3.8
2018
2019

Completing Faster
Stages Completed per Day (2)


9.2
4.4
2018
2019

Completing Faster
CLAT Completed per Day (3)


1,779
878
2018
2019

More Proppant Per Day
Proppant Pump per Day (1000 #) (4)


4,548
2,312
2018
2019

Decrease in Completion Cost (2019 / 2018)	-26%
Increase in Number of Stages per Day (2019 / 2018)	+111%
Increase in CLAT Completed per Day (2019 / 2018)	+103%
Increase in Total Proppant Pumped per Day (2019 / 2018)	+97%

(1) Costs includes toe prep, stimulation, drill-out, tubing install and flowback.
(2) Stages completed per day per pad, frac start to frac end
(3) CLAT stimulated per day per pad
(4) Average amount of proppant pumped per day, per pad (thousand of #s pumped)

Returns Focus: Connecting Operational Efficiency & Value

SBOW has successfully reduced cycle times by 10%...

FASTER CYCLE TIMES → LOWER D&C CAPEX / EARLIER PROD DATE → HIGHER IRR

...through efficiency improvements across all its operations

Bringing Down Costs & Operational Execution...	
Drill Costs	-24%
Lateral Feet Drilled per Day	+32%
Completion Cost	-26%

...To Drive Shareholder Value & Returns

- Paying down debt, reducing leverage
- Enhancing near-term Free Cash Flow
- Paving way for shareholder returns

Responsible management of capital program focused on investment returns

Note: Figures represent 2018 vs. 2019 year-over-year change

Levered to Today's Preferred E&P Valuation Framework

SBOW LISTED NYSE

CAPITAL EFFICIENCY	**Balance Sheet**	*Simple capital structure with conservative leverage*
	Capital Discipline	*Flexible budget allocation to highest return assets*
	Financial Metrics	*Consistent and transparent financial reporting*
VALUE FOCUS	**Shareholder Value**	*Strategy and executive compensation aligned with shareholder values*
	Sustainability	*Comprehensive approach to ESG*
	Free Cash Flow	*Generating free cash flow in appropriate environment*
OPERATIONAL EXCELLENCE	**Acreage Quality**	*Acquiring highest quality, best fit opportunities*
	Execution	*Established track record of management execution*
	Cost Efficiency	*Relentless drive to reduce costs, maximize margins*

Evolving strategy with market conditions to remain aligned with shareholder values

SilverBow's Value Proposition

Pure Play Eagle Ford E&P

Established operator with deep technical experience and in-basin knowledge

Increasing Liquids Leverage

Growth in liquids inventory provides optionality in capital allocation based on prevailing prices

Focus on Costs & Margins

Peer-leading cost structure with relentless focus on margins and capital efficiency

SilverBow RESOURCES®

Exposure to Premium Markets

Competitive advantage from exposure to premium Gulf Coast pricing

Returns Driven

Maximize return on capital investments through repeat execution and financial discipline

Unique upstream investment opportunity with a focus on long-term shareholder growth



Appendix

YE19 Reserves & Valuation – SEC Pricing(1)

Commentary

- YE19 proved reserves totaled 1.4 Tcfe
- All-sources reserve replacement of 189% of produced reserves(2)
- Proved PV-10 (non-GAAP) of $976 million(1)(3)
- 17 year reserve life at 2019 volumes

The current discount to SBOW's proved reserve base offers an attractive valuation

Proved Reserves Roll-Forward


(Bcfe)
6% Growth in Proved Reserves YoY
1,345
434.8
0.3
191.3
84.5
84.3
1,420
YE18 Reserves
Extensions & Discoveries
Acquisitions
Reclassification Revisions
Pricing & Forecast Revisions
Production
YE19 Reserves

Proved Reserves Summary

	Net Oil	Net Gas	Net NGL	Net Total	PV-10
	(MBbls)	(MMcf)	(MBbls)	(MMcfe)	($MM)
PDP	6,374	455,377	10,085	554,130	619
PDNP	102	22,628	292	24,992	16
PUD	10,592	680,347	16,236	841,316	341
Total Proved	**17,068**	**1,158,352**	**26,614**	**1,420,439**	**$976**

Incremental proved value at current product prices given recent liquids drilling results


BY PRODUCT
11%
7%
1.4 Tcfe
82%
Gas
Oil
NGL


BY CATEGORY
2%
39%
1.4 Tcfe
59%
PUD
PDP
PDNP

(1) Proved reserve estimates were prepared by H.J. Gruy, the Company's external reserve auditor, at 12/31/19, using SEC guidelines. SEC pricing of $55.73/Bbl and $2.54/MMBtu
(2) Reserve replacement ratio = (Extensions & Discoveries, Acquisitions, and Pricing, Revisions & Other) / Production
(3) PV-10 is a Non-GAAP measure. Refer to Appendix for a reconciliation of PV-10 to Standardized Measure

Peer-Leading Returns & Cost Structure

RETURNS & MARGINS

LTM Adjusted EBITDA Margin



100%
80%
60%
40%
20%
0%
75%
72%
70%
70%
66%
65%
62%
61%
58%
57%
53%
48%
46%
45%
43%
38%
SBOW
Peer B
Peer A
Peer D
Peer H
Peer O
Peer C
Peer J
Peer N
Peer L
Peer P
Peer E
Peer Q
Peer K
Peer I
Peer M

3-Year Average ROCE[(1)]



25%
20%
15%
10%
5%
0%
21%
19%
18%
12%
11%
8%
8%
7%
6%
6%
5%
4%
4%
Peer P
SBOW
Peer A
Peer N
Peer B
Peer H
Peer D
Peer O
Peer F
Peer G
Peer E
Peer Q
Peer C

COST STRUCTURE

Cash G&A Expense



($/Mcfe)
$1.05
$0.90
$0.75
$0.60
$0.45
$0.30
$0.15
$0.00
$0.18
$0.20
$0.29
$0.30
$0.32
$0.36
$0.41
$0.47
$0.50
$0.59
$0.60
$0.69
$0.77
$0.87
Peer C
SBOW
Peer O
Peer Q
Peer E
Peer A
Peer N
Peer J
Peer G
Peer H
Peer B
Peer D
Peer P
Peer M

All-in Cash Operating Costs[(2)]



($/Mcfe)
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
$0.94
$0.95
$1.60
$1.63
$1.84
$1.87
$1.90
$1.92
$1.95
$1.96
$1.98
$2.19
$2.76
SBOW
Peer O
Peer C
Peer E
Peer Q
Peer L
Peer N
Peer H
Peer J
Peer M
Peer A
Peer B
Peer G

Source: Company filings and press releases, FactSet

Note: Metrics as of 3Q19 unless otherwise noted. Peers based on public, U.S. onshore E&P companies with < $1.0 BN enterprise value. Red dotted line indicates peer average

Peers include: AMPY, AREX, AXAS, BCEI, CHAP, EPM, ESTE, GDP, LLEX, LONE, MCF, MR, PVAC, REI, ROSE, SD, SNDE

(1) 3-Year Average ROCE = EBIT / (Total Debt + Shareholders' Equity) for 2017, 2018 and 2019. 2019 EBIT based on consensus peer estimates. Excludes peers with negative values

(2) All-in Cash Operating Costs comprised of LOE, Cash G&A, T&P and Production Taxes

Top Quartile Metrics & High Quality Inventory

GROWTH

Production


(MMcfe/d)
700
600
500
400
300
200
100
0
Peer C 622
SBOW 239
Peer Q 199
Peer A 174
Peer F 173
Peer J 157
Peer H 146
Peer O 136
Peer D 112
Peer E 109
Peer L 90
Peer B 73
Peer G 67
Peer N 59
Peer M 56
Peer I 34
Peer K 23
Peer P 14

Proved Reserves[1]


(Bcfe)
3,000
2,500
2,000
1,500
1,000
500
0
Peer C 2,398
SBOW 1,420
Peer F 1,276
Peer M 1,080
Peer Q 961
Peer A 738
Peer H 701
Peer B 593
Peer J 569
Peer E 560
Peer L 559
Peer O 480
Peer G 425
Peer N 403
Peer D 290
Peer K 256
Peer I 189
Peer P 70

EXPANSION

Undeveloped Reserves[1]


(Bcfe)
1,600
1,400
1,200
1,000
800
600
400
200
0
Peer C 1,328
SBOW 841
Peer M 679
Peer A 457
Peer B 451
Peer H 409
Peer Q 407
Peer E 399
Peer L 396
Peer O 379
Peer F 321
Peer N 256
Peer J 236
Peer G 192
Peer K 176
Peer D 126
Peer I 65
Peer P 12

Full-Cycle Breakeven Cost[2]


($/Mcfe)
$10.00
$8.00
$6.00
$4.00
$2.00
$0.00
Peer O $1.08
Peer Q $1.88
Peer M $2.01
SBOW $2.53
Peer C $2.87
Peer H $3.45
Peer F $4.38
Peer J $4.43
Peer N $4.75
Peer P $4.80
Peer B $5.04
Peer A $5.43
Peer E $6.01
Peer L $6.04
Peer G $6.23
Peer K $8.23

Source: Company filings and press releases, FactSet

Note: Metrics as of 3Q19 unless otherwise noted. Peers based on public, U.S. onshore E&P companies with < $1.0 BN enterprise value. Red dotted line indicates peer average

Peers include: AMPY, AREX, AXAS, BCEI, CHAP, EPM, ESTE, GDP, LLEX, LONE, MCF, MR, PVAC, REI, ROSE, SD, SNDE

(1) Reserve data as of 12/31/18 for peers. Reserve data for SBOW as of 12/31/19 using SEC pricing

(2) Full-Cycle Breakeven Cost = Cash Operating Expenses + Interest Expense + 2-Year Average DD&A

Financial Discipline is Integral to Strategy

- **Preserve financial flexibility**
  - Strong liquidity position: ~$122 million[(1)]
  - Active hedge program to protect cash flows and minimize downsize exposure
  - No near-term debt maturities
- **Relentless focus on driving down costs**
  - Monetize non-core assets to further streamline operations
- **Disciplined capital allocation**
  - Focused on full-cycle returns
  - Growing cash flow to support drilling and accretive strategic acquisitions
  - Strategic business planning across broad range of pricing and operational scenarios
- **Maintain strong balance sheet**
  - Total Debt / LTM Adjusted EBITDA[(2)]: 2.06x

Total Debt / LTM Adjusted EBITDA


Deleveraging
4.00x
3.50x
3.00x
2.50x
2.00x
1.50x
1.00x
0.50x
0.00x
2.32x
2.22x
2.08x
2.06x
1Q19
2Q19
3Q19
4Q19

Debt Maturity Profile[(1)]


($MM)
$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
Undrawn
$279
Credit Facility
$200
Second Lien
2020
2021
2022
2023
2024
2025

Fully funded 2020 capital program to remain within cash flow

(1) Cash and credit facility borrowings as of 12/31/19
(2) As of 12/31/19

Hedging Summary[1]

SBOW
LISTED
NYSE

- SBOW manages commodity price risk through its hedging program
  - Bias towards swaps and collars
  - Program includes crude oil, natural gas, natural gas basis and crude oil roll contracts
- Hedge volumes for 2020 cover 56% of full year 2020 production guidance at the midpoint
  - 56% of 2020 gas production hedged and 85% of 2020 oil production hedged at the midpoint

	2020	2021
Wtd Avg NYMEX Gas Price	$2.66	$2.25
Wtd Avg NYMEX Oil Price	$55.26	$52.84

Natural Gas Hedging[2]



(Mcf/d)
($/Mcf)
125,000
100,000
75,000
50,000
25,000
0
$2.80
$2.60
$2.40
$2.20
$2.00
$1.80
1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q
2020
2021
Hedge Volume
Hedge Price

Oil Hedging



(Bbls/d)
($/Bbl)
10,000
8,000
6,000
4,000
2,000
0
$60.00
$58.00
$56.00
$54.00
$52.00
$50.00
1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q
2020
2021
Hedge Volume
Hedge Price

(1) Hedge information as of 2/20/20. The above analysis assumes 1 Mcf equals 1 MMBtu
(2) Includes: 1Q21 collars of 48,387 Mcf/d with $2.50/Mcf Floor / $3.52/Mcf Ceiling; 2Q21 collars of 41,659 Mcf/d with $2.20/Mcf Floor / $2.75/Mcf Ceiling; 3Q21 collars of 43,556 Mcf/d with $2.00/Mcf Floor / $2.70/Mcf Ceiling; 4Q21 collars of 41,478 Mcf/d with $2.25/Mcf Floor / $2.74/Mcf Ceiling

Capital Structure & Credit Profile

- **Revolving Credit Facility (due 2022)**
  - $400 million borrowing base
  - $279 million outstanding
  - LIBOR + 2.00%-3.00%
  - 12 banks led by J.P. Morgan
  - Total Debt / LTM Adjusted EBITDA < 4.0x
- **Second Lien Facility (due 2024)**
  - $200 million outstanding
  - LIBOR + 7.50%
  - NC2, 102, 101, Par
  - Total Debt / LTM Adjusted EBITDA < 4.5x
- **Common Equity**
  - "SBOW" stock symbol and listed on NYSE
  - 11.807 million shares outstanding as of 1/31/20

Capitalization

($MM, except per unit amounts)

Share Price (3/2/20)	$2.64
Shares Outstanding (1/31/20)	11.807
Equity Market Capitalization	**$31.2**
Plus: Revolving Credit Facility(1)	$279.0
Plus: Second Lien(1)	200.0
Less: Cash and Cash Equivalents(1)	1.4
Enterprise Value	**$508.8**

Valuation Statistics	*Metric*	
EV / LTM Adjusted EBITDA(1)	$233	2.2x
EV / 4Q19 Production ($/Mcfe/d)	234	$2,173
EV / Proved Reserves ($/Mcfe)(2)	1,420	$0.36

Credit Statistics	
Total Debt / LTM Adjusted EBITDA(1)	2.1x
Proved PV-10 / Total Debt(2)	2.0x
PDP PV-10 / Total Debt(2)	1.3x

Committed to maintaining financial strength and flexibility

(1) As of 12/31/19
(2) Reserves and PV-10 as of 12/31/19 using SEC pricing. Refer to Appendix for a reconciliation of PV-10 to Standardized Measure

2020 Guidance

SBOW LISTED NYSE

	1Q19	2Q19	3Q19	4Q19	FY19	GUIDANCE 1Q20	GUIDANCE FY20
Production Volumes:							
Oil (Bbls/d)	2,850	4,449	5,496	4,760	4,397	4,550 - 4,700	7,300 - 7,600
Gas (MMcf/d)	177	180	173	175	176	184 - 189	150 - 160
NGL (Bbls/d)	3,542	4,664	5,511	5,075	4,704	3,300 - 3,400	3,450 - 3,650
Total Reported Production (MMcfe/d)	**215**	**235**	**239**	**234**	**231**	231 - 238	215 - 228
% Liquids	*18%*	*23%*	*28%*	*25%*	*24%*	*20%*	*30%*
Product Pricing:							
Crude Oil NYMEX Differential ($/Bbl)	$2.06	$1.81	$0.70	($1.28)	$0.82	($1.25) - ($0.25)	NA
Natural Gas NYMEX Differential ($/Mcf)	$0.08	$0.02	$0.09	($0.11)	$0.02	($0.12) - ($0.07)	NA
Natural Gas Liquids (% of WTI)	35%	24%	21%	26%	26%	25% - 28%	NA
Costs and Expenses:							
Lease Operating Expenses ($/Mcfe)	$0.27	$0.23	$0.25	$0.26	$0.25	$0.22 - $0.26	$0.23 - $0.27
Transportation and Processing ($/Mcfe)	$0.33	$0.31	$0.31	$0.33	$0.32	$0.30 - $0.34	$0.27 - $0.31
Production Taxes (% of Revenue)	4.6%	5.3%	5.2%	4.1%	4.8%	5.0% - 6.0%	5.1% - 5.6%
Cash G&A ($MM)	$4.6	$5.0	$4.5	$4.6	$18.7	$4.9 - $5.3	$18.5 - $20.5

Consistently meeting and exceeding provided guidance metrics

Note: Table represents as-reported figures

Calculation of Adjusted EBITDA & Free Cash Flow

SBOW LISTED NYSE

($000s, except per unit metrics) (Unaudited)	2019				
	1Q	2Q	3Q	4Q	FY
Net Income	**$16,053**	**$64,704**	**$27,651**	**$6,248**	**$114,656**
Plus:					
DD&A	21,805	24,029	24,937	25,145	95,915
Accretion of ARO	83	86	88	73	329
Interest Expense	8,759	9,306	9,435	9,061	36,561
Derivative (Gain) / Loss	4,022	(24,925)	(13,409)	10,070	(24,242)
Derivative Cash Settlements	1,047	4,319	11,407	8,035	24,808
Income Tax Expense / (Benefit)	232	(20,735)	1,039	(2,117)	(21,582)
Non-cash Equity Compensation	1,691	1,648	1,752	1,057	6,148
Adjusted EBITDA	**$53,692**	**$58,432**	**$62,900**	**$57,572**	**$232,593**
Plus:					
Cash Interest Expense, Net	(8,303)	(8,825)	(9,045)	(8,235)	(34,408)
Capital Expenditures	(88,246)	(69,714)	(49,459)	(54,243)	(261,662)
Current Income Tax Expense	(97)	(131)	(41)	(250)	(519)
Free Cash Flow	**($42,954)**	**($20,238)**	**$4,355**	**($5,156)**	**($63,996)**
Adjusted EBITDA per Mcfe	*$2.77*	*$2.73*	*$2.85*	*$2.67*	*$2.76*
Adjusted EBITDA Margin (1)	*73%*	*74%*	*75%*	*74%*	*74%*

Note: Table represents as-reported figures
(1) Adjusted EBITDA Margin = Adjusted EBITDA / (Oil and Gas Sales + Derivative Cash Settlements Collected or Paid)

Calculation of Return on Capital Employed ("ROCE")

($000s, except per unit metrics) *(Unaudited)*	2019 FY	2018 FY	2017 FY
Net Income	**$114,656**	**$74,615**	**$71,971**
Plus:			
DD&A	95,915	68,035	46,933
Accretion of ARO	329	419	2,322
Interest Expense	36,561	27,666	15,070
Derivative (Gain) / Loss	(24,242)	9,777	(17,913)
Derivative Cash Settlements	24,808	(19,060)	(1,545)
Income Tax Expense / (Benefit)	(21,582)	928	(1,954)
Non-cash Equity Compensation	6,148	5,980	6,849
Adjusted EBITDA	**$232,593**	**$168,360**	**$121,733**
Less: DD&A	(95,915)	(68,035)	(46,933)
Adjusted EBIT (A)	**$136,678**	**$100,325**	**$74,800**
Total Debt	$395,000	$273,000	$159,000
Shareholders Equity	274,827	193,458	76,055
Capital Employed - Beginning of Year	**$669,827**	**$466,458**	**$235,055**
Total Debt	$479,000	$395,000	$273,000
Shareholders Equity	395,707	274,827	193,458
Capital Employed - Year End	**$874,707**	**$669,827**	**$466,458**
Average Capital Employed (B)[(1)]	**$772,267**	**$568,143**	**$350,757**
Return on Capital Employed (ROCE) (A / B)	**18%**	**18%**	**21%**

Note: Capital Employed - Beginning of Year represents prior year's balance sheet
(1) B = Average of Beginning of Year and Year-End Capital Employed

Reconciliation of PV-10 to Standardized Measure

SBOW
LISTED
NYSE

Estimates of future net revenues from our proved reserves, Standardized Measure and PV-10 (PV-10 is a non-GAAP measure defined below), as of December 31, 2019, is made in accordance with SEC criteria, which is based on the preceding 12-months' average adjusted price after differentials based on closing prices on the first business day of each month, excluding the effects of hedging and are held constant, for that year's reserves calculation, throughout the life of the properties, except where such guidelines permit alternate treatment, including, in the case of natural gas contracts, the use of fixed and determinable contractual price escalations. We have interests in certain tracts that are estimated to have additional hydrocarbon reserves that cannot be classified as proved and are not reflected in the following table.

The following prices are used to estimate our SEC proved reserve volumes, year-end Standardized Measure and PV-10. The 12-month 2019 average adjusted prices after differentials were $2.62 per Mcf of natural gas, $58.37 per barrel of oil and $16.83 per barrel of NGL.

As noted above, PV-10 Value is a non-GAAP measure. The most directly comparable GAAP measure to the PV-10 Value is the Standardized Measure. We believe the PV-10 Value is a useful supplemental disclosure to the Standardized Measure because the PV-10 Value is a widely used measure within the industry and is commonly used by securities analysts, banks and credit rating agencies to evaluate the value of proved reserves on a comparative basis across companies or specific properties without regard to the owner's income tax position. We use the PV-10 Value for comparison against our debt balances, to evaluate properties that are bought and sold and to assess the potential return on investment in our oil and gas properties. PV-10 Value is not a measure of financial or operating performance under GAAP, nor should it be considered in isolation or as a substitute for any GAAP measure. Our PV-10 Value and the Standardized Measure do not purport to represent the fair value of our proved oil and natural.

The following table provides a reconciliation between the Standardized Measure and PV-10 Value of the Company's proved reserves:

(in millions, as of December 31, 2019)	**2019**
Standardized Measure of Discounted Future Net Cash Flows	$868
Future Income Taxes (Discounted at 10%)	108
SEC PV-10 Value	**$976**

PV-10 represents the present value, discounted at 10% per year, of estimated future net cash flows. The Company's calculation of PV-10 using SEC prices herein differs from the standardized measure of discounted future net cash flows determined in accordance with the rules and regulations of the SEC in that it is calculated before income taxes rather than after income taxes using the average price during the 12-month period, determined as an unweighted average of the first-day-of-the-month price for each month. The Company's calculation of PV-10 using SEC prices should not be considered as an alternative to the standardized measure of discounted future net cash flows determined in accordance with the rules and regulations of the SEC.

SBOWay

ONE TEAM

UNLEASH POTENTIAL

DRIVE VALUE

LEAD THE WAY

SAFETY STRONG

Corporate Information

CORPORATE HEADQUARTERS

SilverBow Resources, Inc.
575 North Dairy Ashford, Suite 1200
Houston, Texas 77079
(281) 874-2700 or (888) 991-SBOW
www.sbow.com

CONTACT INFORMATION

Jeff Magids
Senior Manager – Finance & Investor Relations
(281) 423-0314
IR@sbow.com